Exhibit No. 99

--------------------------------------------------------------------------------
                            NASCOR MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                     NON-RELOCATION AND RELOCATION MORTGAGES
                              NASCOR SERIES 1999-05
                             POOL PROFILE (1/12/99)
--------------------------------------------------------------------------------

                                     ------------------    --------------------
                                          BID                 TOLERANCE
                                     ------------------    --------------------
AGGREGATE PRINCIPAL BALANCE               $450,000,000              (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                     1-Feb-99
INTEREST RATE RANGE                      5.00% - 8.50%
GROSS WAC                                        6.85%            (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                    25 bps
MASTER SERVICING FEE                           1.7 bps
WAM (in months)                                    178            (+/- 2 month)

WALTV                                              65%            (maximum 75%)

CALIFORNIA %                                       36%            (maximum 40%)
SINGLE LARGEST ZIP CODE CONCENTRATION               2%            (maximum  5%)

AVERAGE LOAN BALANCE                          $351,000       (maximum $375,000)
LARGEST INDIVIDUAL LOAN BALANCE             $1,000,000     (maximum $1,500,000)

CASH-OUT REFINANCE %                               17%           (maximum  25%)

PRIMARY RESIDENCE %                                96%            (minimum 91%)

SINGLE-FAMILY DETACHED %                           94%            (minimum 89%)

FULL DOCUMENTATION %                               88%            (minimum 83%)    0.98   1.03E+08   1.01E+08
                                                                                   0.85   84596335   71906885
UNINSURED > 80% LTV %                               1%             (maximum 5%)           1.88E+08   1.73E+08
                                                                                                     0.921487
TEMPORARY BUYDOWNS                                  0%            (maximum  5%)

WEIGHTED AVERAGE FICO SCORE                        733            (minimum 710)

RELOCATION %                                        4%             (minimum 1%)

             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
               THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN
                           THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            NASCOR MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                     NON-RELOCATION AND RELOCATION MORTGAGES
                              NASCOR SERIES 1999-05
                               PRICING INFORMATION
--------------------------------------------------------------------------------

RATING AGENCIES                        TBD by Norwest

PASS THRU RATE                                  6.25%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS            0.41%

PRICING DATE                                12-Jan-99

FINAL STRUCTURE DUE DATE                    08-Feb-99                9:00 AM

SETTLEMENT DATE                             25-Feb-99

ASSUMED SUB LEVELS                                AAA                 2.000%
                                                   AA                 1.250%
                                                    A                 0.850%
                                                  BBB                 0.500%
                                                   BB                 0.300%
                                                    B                 0.150%

NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-05. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.

NASCOR CONTACTS                                     Brad Davis (301)846-8009
                                                    Lori Fountain (301)846-8185

--------------------------------------------------------------------------------